UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2014

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 18, 2014:

•                  STAG Industrial, Inc., a Maryland corporation (the “Company”), and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), entered into a credit agreement, dated as of December 18, 2014, with Wells Fargo, National Association and other lenders, pursuant to which the lenders provide a revolving unsecured credit facility up to $300 million maturing December 18, 2019 (the “Revolving Credit Agreement”).

•                  The Company and the Borrower entered into a term loan agreement, dated as of December 18, 2014, with Wells Fargo, National Association and other lenders, pursuant to which the lenders provide an unsecured $150 million term loan maturing March 31, 2022 (the “Term Loan A Agreement”).

•                  The Company and the Borrower entered into an amended and restated term loan agreement, dated as of December 18, 2014, with Wells Fargo, National Association and other lenders, pursuant to which the lenders provide an unsecured $150 million term loan maturing March 21, 2021 (the “Term Loan B Agreement”).

•                  The Company and the Borrower entered into a note purchase agreement, dated as of December 18, 2014, with the noteholders named therein, providing for the Borrower’s future issuance of $80 million of 4.42% senior unsecured notes, series A, due December 30, 2026, and $100 million of 4.32% senior unsecured notes, series B, due February 20, 2025, and $20 million of 4.42% senior unsecured notes, series C, due February 20, 2027 (the “December Purchase Agreement”).

•                  The Company and the Borrower entered into a first amendment, dated as of December 18, 2014, to note purchase agreement, dated as of April 16, 2014, among the Company, the Borrower and the purchasers named therein, in respect of the Borrower’s outstanding $50 million of 4.98% senior unsecured notes, series A, due October 1, 2024, and $50 million of 4.98% senior unsecured notes, series B, due July 1, 2026 (the “Amendment to April Purchase Agreement”).

The Revolving Credit Agreement replaces the Borrower’s $200 million revolving unsecured credit facility provided by Bank of America, N.A. and other lenders pursuant to a credit agreement, dated as of September 10, 2012, among the Company, the Borrower, Bank of America, N.A., and the other lenders party thereto.  On December 18, 2014, the Borrower drew $211 million in proceeds from the Revolving Credit Agreement and used the proceeds (i) to repay the revolving credit facility balance and a $150 million term loan under the September 10, 2012 credit agreement and (ii) to fund acquisitions under contract and working capital needs.  The revolving credit facility and term loan provided under the September 10, 2012 credit agreement were extinguished, and the credit agreement terminated.

The Term Loan A Agreement replaces the $150 million term loan maturing February 14, 2020, provided by Wells Fargo, National Association and other lenders pursuant to a term loan agreement dated as of February 14, 2013, among the Company, the Borrower, Wells Fargo, National Association and the other lenders party thereto.  As of December 18, 2014, the term loan available under the Term Loan A Agreement was fully drawn and the term loan maturing February 14, 2020, was repaid in full and the February 14, 2013 term loan agreement terminated.

The Term Loan B Agreement is an amendment and restatement of the term loan agreement dated as of March 21, 2014, among the Company, the Borrower, Wells Fargo, National Association and the other lenders party thereto.  As of December 18, 2014, no amounts have been borrowed under the Term Loan B Agreement.

Below are more detailed descriptions of the Revolving Credit Agreement, Term Loan A Agreement, Term Loan B Agreement, December Note Purchase Agreement and Amendment to April Purchase Agreement.

Revolving Credit Agreement

On December 18, 2014, the Company and the Borrower entered into the Revolving Credit Agreement with Wells Fargo, National Association and other lenders. The Revolving Credit Agreement provides for a senior unsecured revolving credit facility up to $300 million, with a sublimit of $30 million for swing line loans and $30 million for letters of credit. Additionally, the Revolving Credit Agreement has an accordion feature that allows the Borrower to request an increase in the aggregate commitments up to $600 million, subject to conditions. Unless otherwise terminated pursuant to the terms of the Revolving Credit Agreement, the credit facility will mature on December 18, 2019.

Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated served as Lead Arrangers and Bookrunners on the Revolving Credit Agreement, with Wells Fargo, National Association serving as Administrative Agent, L/C Issuer and Swing Line Lender, with Bank of America, N.A. serving as Syndication Agent and an L/C Issuer, and with Capital One, National Association, Regions Bank and Royal Bank of Canada serving as Co-Documentation Agents.  The other lenders are Citibank, N.A., PNC Bank, National Association, TD Bank, N.A., and Raymond James Bank, N.A.

The amount available under the credit agreement with Bank of America, N.A. and other lenders dated September 10, 2012 (which was replaced by the Revolving Credit Agreement), depended on a borrowing base value.  The Revolving Credit Agreement eliminated the concept of a borrowing base value.

As of December 18, 2014, there was $211 million in principal amount outstanding under the Revolving Credit Agreement.

Amounts outstanding under the Revolving Credit Agreement bear interest per annum at a floating rate equal to, at the Borrower’s election, LIBOR or the Base Rate (each as defined in the Revolving Credit Agreement) plus a spread. The spread depends upon the Company’s consolidated leverage ratio and ranges from 1.15% to 1.55% for LIBOR borrowings and from 0.15% to 0.55% for Base Rate borrowings. At December 18, 2014, the spread on borrowings under the Revolving Credit Agreement was 1.15%.

The Revolving Credit Agreement provides for a facility fee payable by the Borrower to the lenders at a rate per annum of 0.2% to 0.35%, depending on the Borrower’s leverage levels, of the aggregate commitments (currently $300 million).  The facility fee is due and payable quarterly and, as of December 18, 2014, was 0.2%.

Once Borrower’s non-credit-enhanced senior long-term debt is rated by two or more of S&P, Moody’s and Fitch, a performance-based spread (based on the debt rating) will apply instead of a leverage-based spread.  The performance-based spread will range from 0.875% to 1.65% for LIBOR borrowings and from 0% to 0.65% for Base Rate borrowings.  In addition, the facility fee will range from 0.125% to 0.3%, depending on the debt rating.

The Borrower paid the Lead Arrangers and the Administrative Agent additional customary fees in connection with their services related to the Revolving Credit Agreement.

The Borrower’s ability to borrow (or maintain borrowings) under the Revolving Credit Agreement is subject to the Company’s ongoing compliance with a number of customary financial covenants, including:

•                  a maximum consolidated leverage ratio of 60%;

•                  a maximum secured leverage ratio of 40%;

•                  a maximum unencumbered leverage ratio of 60%;

•                  a maximum secured recourse debt ratio of 7.5%;

•                  a minimum fixed charge ratio of 1.50 to 1.00;

•                  a minimum unsecured interest ratio coverage of 1.75:1.00, and

•                  a minimum tangible net worth of not less than the sum of $996,305,000 plus an amount equal to 75% of the net proceeds of any equity issuances after December 18, 2014.

For purposes of the above ratios that use total asset value or unencumbered asset value, such values are calculated using a capitalization rate of 8.0%.

Pursuant to the terms of the Revolving Credit Agreement, the Company may not pay distributions that exceed the minimum amount required for the Company to qualify and maintain its status as a real estate investment trust (“REIT”) if a default or event of default occurs and is continuing.

The Company and certain of its subsidiaries guarantee the obligations under the Revolving Credit Agreement.

The foregoing description of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which has been filed as Exhibit 10.1 to this report and is incorporated in this Item 1.01 by reference.

Term Loan A Agreement

On December 18, 2014, the Company, as guarantor, and the Borrower, as borrower, entered into the Term Loan A Agreement with Wells Fargo Bank, National Association and other lenders. The Term Loan A Agreement provides for a seven-year senior unsecured loan in the original principal amount of up to $150 million. Additionally, the Term Loan A Agreement has a feature that allows the Company to request up to $50 million in additional term loans, subject to conditions. Unless otherwise terminated pursuant to the terms of the Term Loan A Agreement, the loan will mature on March 31, 2022.

Wells Fargo Securities, LLC served as Lead Arranger and Bookrunner on the Term Loan A Agreement, with Wells Fargo Bank, National Association serving as Administrative Agent.  The other lenders are TD Bank, N.A., Capital One, National Association, Regions Bank and Raymond James Bank, N.A.

As of December 18, 2014, there was $150 million in principal amount outstanding under the Term Loan A Agreement.

Borrowings under the Term Loan A Agreement bear interest at a floating rate per annum equal to, at the Borrower’s election, LIBOR or the Base Rate (each as defined in the Term Loan A Agreement) plus a spread. The spread depends upon the Company’s consolidated leverage ratio and ranges from 1.65% to 2.70% for LIBOR borrowings and from 0.65% to 1.70% for Base Rate borrowings.  At December 18, 2014, the spread on borrowings under the Term Loan A Agreement was 1.65%.

Once Borrower’s non-credit-enhanced senior long-term debt is rated by two or more of S&P, Moody’s and Fitch, a performance-based spread (based on the debt rating) will apply instead of a leverage-based spread.  The performance-based spread will range from 1.45% to 2.4% for LIBOR borrowings and from 0.45% to 1.4% for Base Rate borrowings.

The Borrower paid the Lead Arranger and the Administrative Agent additional customary fees in connection with their services related to the Term Loan A Agreement.

The Borrower’s ability to borrow (or maintain borrowings) under the Term Loan A Agreement is subject to the Company’s ongoing compliance with financial covenants substantially similar to the financial covenants in the Revolving Credit Agreement. In addition, upon a default, the Company’s distributions are limited to the minimum amount necessary for the Company to maintain its status as a REIT.

The Company and certain of its subsidiaries guarantee the obligations under the Term Loan A Agreement.

The foregoing description of the Term Loan A Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan A Agreement, a copy of which has been filed as Exhibit 10.2 to this report and is incorporated in this Item 1.01 by reference.

Term Loan B Agreement

On December 18, 2014, the Company, as guarantor, and the Borrower, as borrower, entered into the Term Loan B Agreement with Wells Fargo Bank, National Association and other lenders.  The Term Loan B Agreement provides for a seven-year senior unsecured loan in the original principal amount of up to $150 million. Additionally, the Term Loan B Agreement has a feature that allows the Company to request an increase in the aggregate commitments up to $250 million, subject to conditions. Unless otherwise terminated pursuant to the terms of the Term Loan B Agreement, the loan will mature on March 21, 2021.

Wells Fargo Securities, LLC served as Lead Arranger and Bookrunner on the Term Loan B Agreement, with Wells Fargo Bank, National Association, serving as Administrative Agent.  The other lenders are TD Bank, N.A., Capital One, National Association and Regions Bank.

Before its amendment and restatement pursuant to the Term Loan B Agreement, the amount available under the term loan agreement, dated as March 21, 2014, with Wells Fargo, National Association and the other lenders party thereto depended on a borrowing base value.  The Term Loan B Agreement eliminated the concept of a borrowing base value.

The Term Loan B Agreement includes a delayed draw feature that allows the Borrower to draw up to six advances of at least $25 million each until December 18, 2015.  To the extent that the Borrower does not request advances of the $150 million of aggregate commitments by December 18, 2015, the unadvanced commitments terminate, and the Borrower must pay the lenders a commitment termination fee of 0.50% of the terminated commitments.  The Borrower did not make a draw at closing of the amendment and restatement and, accordingly, as of December 18, 2014, no amounts were outstanding under the Term Loan B Agreement.

Borrowings under the Term Loan B Agreement bear interest at a floating rate per annum equal to, at the Borrower’s election, LIBOR or the Base Rate (each as defined in the Term Loan B Agreement) plus a spread.  The spread depends upon the Company’s consolidated leverage ratio and ranges from 1.70% to 2.30% for LIBOR borrowings and from 0.70% to 1.30% for Base Rate borrowings. Had the Company borrowed under the Term Loan B Agreement, the applicable spread on the borrowings as of December 18, 2014, would have been 1.7%.

Once Borrower’s non-credit-enhanced senior long-term debt is rated by two or more of S&P, Moody’s and Fitch, a performance-based spread (based on the debt rating) will apply instead of a leverage-based spread.  The performance-based spread will range from 1.40% to 2.35% for LIBOR borrowings and from 0.40% to 1.35% for Base Rate borrowings.

The Term Loan B Agreement provides for an unused fee payable by the Borrower to the lenders at a rate per annum of 0.225% of the unadvanced aggregate commitments (currently $150 million).  The unused fee is due and payable monthly until the earlier of (i) the date that commitments of $150 million have been advanced and (ii) December 18, 2015.

The Borrower paid the Lead Arranger and the Administrative Agent additional customary fees in connection with their services related to the Term Loan B Agreement.

The Borrower’s ability to borrow (or maintain borrowings) under the Term Loan B Agreement is subject to the Company’s ongoing compliance with financial covenants substantially similar to the financial covenants in the Revolving Credit Agreement. In addition, upon a default, the Company’s distributions are limited to the minimum amount necessary for the Company to maintain its status as a REIT.

The Company and certain of its subsidiaries guarantee the obligations under the Term Loan B Agreement.

The foregoing description of the Term Loan B Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan B Agreement, a copy of which has been filed as Exhibit 10.3 to this report and is incorporated in this Item 1.01 by reference.

December Purchase Agreement

On December 18, 2014, the Company, as guarantor, and the Borrower, as issuer, entered into the December Purchase Agreement with the purchasers named therein.  The December Purchase Agreement provides for the private placement of $200 million of senior unsecured notes, consisting of $80 million of series A notes maturing December 30, 2026, with a fixed annual interest rate of 4.42%, and $100 million of series B notes maturing February 20, 2025, with a fixed annual interest rate of 4.32%, and $20 million of series C notes maturing February 20, 2027, with a fixed annual interest rate of 4.42%.  The series A notes are expected to be issued on December 30, 2014, and the series B and C notes are expected to be issued on February 20, 2015, in each case subject to conditions.

Interest on the notes will be payable semiannually. The Borrower will be permitted to prepay at any time all, or from time to time any part of, the outstanding notes, in the amount not less than 5% of the notes then outstanding at (i) 100% of the principal amount so prepaid and (ii) the Make-Whole Amount (as defined in the December Purchase Agreement). The Make-Whole Amount is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the notes being prepaid over the amount of such notes.

The December Purchase Agreement contains financial covenants substantially similar to the financial covenants contained in the Revolving Credit Agreement described above, plus a minimum interest coverage ratio of 150%.  Subject to the terms of the December Purchase Agreement and the notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount, as discussed above, or interest under the notes, and (ii) a default in the payment of certain other indebtedness of the Borrower, the Company or their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding notes will become due and payable at the option of the holders.

The Company and certain of its subsidiaries guarantee the obligations under the notes.

The Borrower intends to use the net proceeds from the issuance of the notes to repay amounts outstanding under the Revolving Credit Agreement and for general corporate purposes, including funding future acquisitions. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Borrower offered and sold the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing description of the December Purchase Agreement and the notes does not purport to be complete and is qualified in its entirety by reference to the December Purchase Agreement (including the forms of notes), a copy of which has been filed as Exhibit 10.4 to this report and is incorporated in this Item 1.01 by reference.

Amendment to April Purchase Agreement

On December 18, 2014, the Company, as guarantor, and the Borrower, as issuer, entered into the Amendment to Note Purchase Agreement with the noteholders named therein, which amends the note purchase agreement, dated as of April 16, 2014, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein (the “April Purchase Agreement”).  The April Purchase Agreement provided for the private placement of $100 million of senior unsecured notes, consisting of $50 million of series A notes maturing October 1, 2024, with a fixed annual interest rate of 4.98%, and $50 million of series B notes maturing July 1, 2026, with a fixed annual interest rate of 4.98%.  The series A notes were issued on October 1, 2014, and the series B notes were issued on July 1, 2014.

The April Purchase Agreement contained a number of customary financial covenants, including leverage ratios, recourse indebtedness thresholds, fixed charge coverage ratios and tangible net worth thresholds and limits. The Amendment to April Purchase Agreement amends the financial covenants to make them substantially similar to the financial covenants in the Revolving Credit Agreement and, in addition, retains a minimum interest coverage ratio of 150%.

The foregoing description of the Amendment to April Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to April Purchase Agreement, a copy of which has been filed as Exhibit 10.5 to this report and is incorporated in this Item 1.01 by reference.

ITEM 1.02.                               TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 2.03.                               CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company previously announced that Kathryn Arnone, Executive Vice President, General Counsel and Secretary of the Company, informed the Board of Directors of her decision to resign from the Company effective December 31, 2014, and that the  Board of Directors had appointed Jeffrey M. Sullivan as Executive Vice President, General Counsel and Secretary effective January 1, 2015.  On December 15, 2014, Ms. Arnone informed the Board of Directors that she was resigning immediately.  In connection with her resignation, and pursuant to the terms of the LTIP Unit Agreements among the Company, the Borrower and Ms. Arnone (which terms provide for acceleration of vesting in the case of employment termination due to illness), her outstanding unvested LTIP Units vested immediately upon her resignation.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1

Credit Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto.

10.2

Term Loan Agreement, dated as of December 18, 2014, by and among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto (Term Loan A).

10.3

Amended and Restated Term Loan Agreement, dated as of December 18, 2014, by and among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto (Term Loan B).

10.4	Note Purchase Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the purchasers named therein.

10.5	First Amendment to Note Purchase Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Geoffrey G. Jervis
Geoffrey G. Jervis
Executive Vice President, Chief Financial
Officer and Treasurer
Dated: December 19, 2014

EXHIBIT INDEX

Exhibit Number	Description
10.1

Credit Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto.

10.2

Term Loan Agreement, dated as of December 18, 2014, by and among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto (Term Loan A).

10.3

Amended and Restated Term Loan Agreement, dated as of December 18, 2014, by and among STAG Industrial Operating Partnership, L.P., as Borrower, STAG Industrial, Inc., as a Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders party thereto (Term Loan B).

10.4	Note Purchase Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the purchasers named therein.

10.5	First Amendment to Note Purchase Agreement, dated as of December 18, 2014, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.